                   Amended and Restated Subscription Agreement

                                                          As of January 16, 2007

To the Board of Directors of
Renaissance Acquisition Corp.:

Gentlemen:

         The undersigned hereby subscribes for and agrees to purchase 4,447,667
Warrants (Insider Warrants) at $0.45 per Insider Warrant, of Renaissance
Acquisition Corp. (the Corporation) for an aggregate purchase price of
$2,001,450.20 (Purchase Price).  The purchase and issuance of the Insider
Warrants shall occur simultaneously with the consummation of the Corporations initial public offering of securities (IPO) which is being underwritten by
Ladenburg Thalmann & Co. Inc. (Ladenburg).  The Insider Warrants will be sold to the undersigned on a private placement basis and not part of the IPO.

         At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (Registration Statement), the undersigned shall deliver the Purchase Price to Graubard Miller (GM) to hold in a non-interest bearing account until the Corporation consummates the IPO.
Simultaneously with the consummation of the IPO, GM shall deposit the Purchase
Price, without interest or deduction, into the trust fund (Trust Fund)
established by the Corporation for the benefit of the Corporations public stockholders as described in the Corporations Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.  In the
event that the IPO is not consummated within 14 days of the Purchase Price being delivered to GM, GM shall return the Purchase Price to the undersigned, without interest or deduction.

         The undersigned represents and warrants that it has been advised that the Insider Warrants have not been registered under the Securities Act; that it is acquiring the Insider Warrants for its account for investment purposes only;
that it has no present intention of selling or otherwise disposing of the
Insider Warrants in violation of the securities laws of the United States; that it is an accredited investor as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the Securities Act);
and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

         Moreover, the undersigned agrees that it shall not sell or transfer the
Insider Warrants until 30 days after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (Business Combination) and acknowledges that the
Insider Warrants will be held in escrow during such time period and the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

         The Corporation hereby acknowledges and agrees that it shall allow the undersigned or its affiliates to exercise any Insider Warrants by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common
Stock underlying the Insider Warrants, multiplied by the difference between the
Warrant exercise price and the Fair Market Value (defined below) by (y) the
Fair Market Value.  The Fair Market Value shall mean the average reported last sale price of the Common Stock for the 5 trading days ending on the day prior to the date on which the Warrant is exercised.

         This agreement amends and restates in its entirety the Amended and
Restated Subscription Agreement by and among the parties hereto dated as of
July 12, 2007, and reflects the assumption of the undersigneds obligation to purchase 218,000 of the Insider Warrants by Charles W. Miersch and
Morton Farber.

         The terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Ladenburg.

                                            Very truly yours,

                                            RAC PARTNERS LLC

                                    By:     /s/ Barry W. Florescue
                                            Name: Barry W. Florescue
                                            Title: Managing Member
Agreed to:

Renaissance Acquisition Corp.

By:  /s/ Barry W. Florescue
         Name: Barry W. Florescue
         Title: Chairman and Chief Executive Officer

Graubard Miller

By: /s/ David Alan Miller
         Name: David Alan Miller
         Title: Partner

Ladenburg Thalmann & Co. Inc.

By: /s/ Peter H. Blum
         Name: Peter H. Blum
         Title: Managing Director